UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 13, 2006

DATREK MILLER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	000-29707	65-0910697
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

835 Bill Jones Industrial Drive
Springfield, Tennessee	37172
(Address of principal executive offices)	(Zip Code)

(615) 384-1286

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

As of April 13, 2006, Deborah Ryan, Executive Vice President of Datrek Brand Management, has separated from our company. In addition, Dennis Ryan, President of our Off-Course division, has separated from our company with an effective date of June 30, 2006. Under the terms of her employment agreement, Deborah Ryan is entitled to continue to receive her base salary for a period of twelve months along with certain health insurance and other benefits. Under the terms of his employment agreement, Dennis Ryan is entitled to continue to receive his base salary for a period of twelve months along with certain health insurance and other benefits.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATREK MILLER INTERNATIONAL, INC.

April 17, 2006	By:	/s/ Michael S. Hedge
Michael S. Hedge
Chief Executive Officer

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